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CADENCE Bank

VOTE

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ADAM SAMPLE
DESIGNATION (IF ANY)
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YOUR VOTE IS IMPORTANT

The meeting will be held on January 6, 2026 at 9:00am (Central Time). All votes must be received by the beginning of the meeting.

SCAN the QR code or visit envisionreports.com/CADE to vote your shares

CALL 1-800-652-VOTE (8683) within the USA, US territories and Canada

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2026 SPECIAL MEETING – PROXY CARD

Attend the meeting on January 6, 2026 at 9:00am (Central Time), virtually at meetnow.global/MDSTX6J.

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 1, 2 and 3:

	For	Against	Abstain
1. To approve the Agreement and Plan of Merger, dated as of October 26, 2025 (as amended from time to time, the "merger agreement"), by and among Huntington Bancshares Incorporated, The Huntington National Bank and Cadence Bank, pursuant to which, among other things, Cadence Bank will merge with and into The Huntington National Bank (the "merger"), with The Huntington National Bank as the surviving bank (the "merger proposal").	☐	☐	☐
2. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Cadence's named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement.	☐	☐	☐
3. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the Cadence special meeting to approve the merger proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of Cadence common stock.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO COUNT; PLEASE DATE AND SIGN BELOW.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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047KMF

ATTEND

the meeting on
January 6, 2026 at 9:00am
(Central Time).

YOUR VOTE MATTERS

- Have a voice
- Keep your account active
- Stay informed



To access the virtual meeting, you must have the login details in the white circle located on the reverse side.


Vote

SAVE PAPER AND TIME...

To receive meeting materials by email, enroll at envisionreports.com/CADE.

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

CADENCE Bank

2026 SPECIAL MEETING – PROXY CARD

PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING — JANUARY 6, 2026

Joseph W. Evans, Shannon A. Brown, and Deborah M. Cannon, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the special meeting of shareholders of the common stock of Cadence Bank to be held on January 6, 2026, virtually, or at any postponement or adjournment thereof.

Shares represented by this Proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR proposal items 1, 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy is revocable at any time prior to its use.

By signing on the reverse side, the undersigned acknowledges receipt of NOTICE of the special meeting and the joint proxy statement/prospectus and hereby revokes all Proxies previously given by the undersigned for the Special Meeting.

(Items to be voted appear on reverse side)

NON-VOTING ITEMS

Change of Address — Please print new address below.

Comments — Please print your comments below.

CADENCE Bank

VOTE

2026 SPECIAL MEETING – PROXY CARD

Attend the meeting on January 6, 2026 at 9:00am (Central Time), virtually at meetnow.global/MDSTX6J.

↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 1, 2 and 3:

	For	Against	Abstain
1. To approve the Agreement and Plan of Merger, dated as of October 26, 2025 (as amended from time to time, the "merger agreement"), by and among Huntington Bancshares Incorporated, The Huntington National Bank and Cadence Bank, pursuant to which, among other things, Cadence Bank will merge with and into The Huntington National Bank (the "merger"), with The Huntington National Bank as the surviving bank (the "merger proposal").	☐	☐	☐
2. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Cadence's named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement.	☐	☐	☐
3. To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the Cadence special meeting to approve the merger proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of Cadence common stock.	☐	☐	☐

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO COUNT; PLEASE DATE AND SIGN BELOW.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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↓ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ↓

CADENCE Bank

2026 SPECIAL MEETING – PROXY CARD

PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING — JANUARY 6, 2026

Joseph W. Evans, Shannon A. Brown, and Deborah M. Cannon, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the special meeting of shareholders of the common stock of Cadence Bank to be held on January 6, 2026, virtually, or at any postponement or adjournment thereof.

Shares represented by this Proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR proposal items 1, 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy is revocable at any time prior to its use.

By signing on the reverse side, the undersigned acknowledges receipt of NOTICE of the special meeting and the joint proxy statement/prospectus and hereby revokes all Proxies previously given by the undersigned for the Special Meeting.

(Items to be voted appear on reverse side)